Securities Act Registration No. 333-108394 Investment Company Act Reg. No. 811-21422

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 1 and/or	[X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 2	[X]
(Check appropriate box or boxes.)

LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)

20 North Clark Street 34th Floor Chicago, Illinois	60602-4109
(Address of Principal Executive Offices)	(Zip Code)

(312) 368-1442
(Registrant's Telephone Number, including Area Code)

Seymour N. Lotsoff Lotsoff Capital Management 20 North Clark Street 34th Floor Chicago, Illinois 60602-4109	Copy to: Richard L. Teigen Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[X]	on January 31, 2005 pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S
January 31, 2005

Lotsoff Capital Management Micro Cap Fund

        Lotsoff Capital Management Micro Cap Fund is a no load mutual fund seeking long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. In view of this, the Fund may be subject to above-average risk.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Lotsoff Capital Management	Questions Every Investor Should Ask Before
Equity Trust	Investing in the Fund	2
20 North Clark Street	Fees and Expenses	6
34th Floor	Investment Objective and Strategies	7
Chicago, Illinois 60602-4109	Disclosure of Portfolio Holdings	8
Toll Free: 877-568-7633 (LOTSOFF)	Management of the Fund	8
Local:(312) 368-1442	The Fund's Share Price	9
	Purchasing Shares	10
	Redeeming Shares	13
	Dividends, Distributions and Taxes	16
	Financial Highlights	17
	Share Purchase Application	n/a

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE FUND

1.	What are the Fund’s Goals?

The Fund seeks long-term capital appreciation.

2.	What are the Fund’s Principal Investment Strategies?

The Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”).

Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser, Lotsoff Capital Management (the “Adviser”), uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser will generally sell a portfolio security when the Adviser believes:

•	the security has achieved its value potential;
•	changing fundamentals signal a deteriorating value potential; or
•	other micro cap securities have a better performance potential.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transactions costs.

•	Manager Risk:

How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly. In addition, the Adviser has not previously served as investment adviser to a registered investment company.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	High Portfolio Turnover:

High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors.

4.	How has the Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how its average annual returns over various periods compare to those of Russell 2000 Index and the Richards & Tierney Micro Cap Index. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

____%

20.00%

10.00%

0.00%

__________
2004

Note: During the one year period shown on the bar chart, the Fund’s highest total return for a quarter was ___% (quarter ended _______ ___, 2004) and the lowest return for a quarter was -___% (quarter ended _______ ___, 2004).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2004)

	1 Year	Since Inception (1)
Return Before Taxes	___%	___%
Return After Taxes on Distribution (2)	___%	___%
Return After Taxes on Distributions and Sale	___%	___%
of Shares (2)
Russell 2000 Index (3)	___%	___%
Richards & Tierney Micro Cap Index (4)	___%	___%

(1)     The Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(4)     The Richards and Tierney Micro Cap Index is a custom benchmark that includes securities that meet the following criteria: (1) traded on a national securities exchange; (2) no ADRs or MLPs, preferred stocks or investment funds, (3) not on the standard Richards & Tierney elimination list, which includes announced takeovers in final stages; (4) market price greater than $1.50 per share; (5) minimum market capitalization greater than $50 million but less than $250 million; (6) minimum daily volume of at least $25,000; (7) minimum of 85% of days traded over the relevant performance period; and (8) maximum of 10% in any one stock. Securities are weighted using a basic capitalization-weighted scheme linked to the deciles of the New York Stock Exchange. This process allows the benchmark’s weighting parameters to float with market movements through time rather than stand rigidly.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.76%

(1)     Our transfer agent charges a fee of $13 for each wire redemption.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$179	$554	$954	$2,073

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund seeks long-term capital appreciation through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. This is a non-fundamental policy. If the Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

The Fund’s Principal Investment Strategies

        Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. To select stocks for the Fund’s portfolio the Adviser will first rank all the stocks of micro cap companies using quantitative models. These models are based upon such factors as real cash flow returns on assets, a company’s rate of asset and earnings growth, the company’s cost of capital and whether the ongoing operation is improving or declining. The Adviser may override the models based on any number of subjective criteria. Once the ranking of these micro cap stocks is completed, the Adviser will evaluate companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Adviser will then design a portfolio which, in its opinion, will have an expected return potentially greater than the overall economy. There can be no assurance that the Fund will achieve this result.

The Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a disclosure to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Fund typically invests. If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500 Index and the Standard & Poor’s 400 Midcap Index. The Fund’s investment in ETFs, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate.

        The Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. When investing in stock index futures contracts, the Fund will not be investing for long-term capital appreciation.

        Although it seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not significantly exceed 100%. A turnover rate of 100% would occur, for example, if all of the Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

        Lotsoff Capital Management is the Fund’s investment adviser.

The Adviser's address is:	20 North Clark Street, 34th Floor Chicago, Illinois 60602-4109 Telephone: (312) 368-1442

        The Adviser has been in business since 1981. The Adviser has not previously served as investment adviser to a registered investment company. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.95%. The day-to-day management of the Fund’s portfolio is conducted by Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research. Messrs. Pappo and Reid have been employed by the Adviser as portfolio managers since October 1997.

THE FUND’S SHARE PRICE

        The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are generally valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

        The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$ 25,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 1,000

•	All other accounts	$ 5,000

The Fund may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Fund and (ii) not less than $1,000 from Trustees of the Fund and employees and officers of the Adviser.

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633.

4.	Make your check payable to “Lotsoff Capital Management Equity Trust.” All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the Fund’s transfer agent (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for Fund shares.

5.	Send the application and check to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Lotsoff Capital Management Equity Trust
Account # 9871063100
For further credit to:
      {Investor Account # _______}
      {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

        The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees for the services they provide to their customers. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan with an initial investment of $25,000 and a minimum of $1,000 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Fund. You can terminate the automatic investment plan at any time by calling UMBFS at least five business days before your next scheduled withdrawal date. Your automatic investment plan will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Fund

        The Fund may reject any purchase application for any reason. The Fund will not accept any purchase orders by telephone. The Fund will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares.

        If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

•	The redemption proceeds are to be sent to an address other than the address of record

•	The Fund receives the redemption request within 30 business days of an address change

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined net asset value after UMBFS receives your written request in good order with all required information; or

•	If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

        Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.

        The Fund has determined not to adopt policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (“Market Timing Procedures”). The Fund believes that it is appropriate for the Fund not to have Market Timing Procedures because:

•	To date the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

•	The Fund has a limited number of investors, most of whom are known to the Fund. None of these investors has expressed an interest in utilizing a market timing strategy.

        This policy does not affect the Fund’s right to reject any purchase request. The Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

        When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

•	UMB Bank, n.a., currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•	The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close your account when a redemption leaves your account with a balance below $5,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

        The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund’s financial performance for the period that it has been operating. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and capital gains distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

November 7, 2003 (1) to September 30, 2004
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.32

Net asset value, end of period	$10.32

TOTAL RETURN	3.20% (2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$47,732
Ratio of total expenses to average net assets	1.76% (3)
Ratio of net investment loss to average net assets	(1.08)% (3)
Portfolio turnover rate	64% (2)

(1) Commencement of operations.

(2) Not annualized

(3) Annualized.

        To learn more about Lotsoff Capital Management Micro Cap Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”), which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

        The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633.

        Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811 Telephone: 1-877-568-7633

        The general public can review and copy information about Lotsoff Capital Management Micro Cap Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Fund's Investment Company Act File No. 811-21422 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION
Dated January 31, 2005

LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

20 North Clark Street
34thFloor
Chicago, Illinois 60602-4109
Toll Free: 1-877-568-7633

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated January 31, 2005 of Lotsoff Capital Management Equity Trust (the “Trust”) relating to the Lotsoff Capital Management Micro Cap Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

        The following financial statements are incorporated by reference from the Annual Report, dated September 30, 2004 of Lotsoff Capital Management Equity Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on November 30, 2004:

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

        Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-877-568-7633.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by Lotsoff Capital Management Equity Trust.

        This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Lotsoff Capital Management Equity Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940. The Trust currently has a single portfolio: the Lotsoff Capital Management Micro Cap Fund (the “Fund”). The Fund is a diversified fund. The Trust was organized as a Delaware statutory trust on August 28, 2003.

INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shares of the Fund. Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s borrowing of money.

        The Fund may not:

        1.     Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations).

        2.     Borrow money to an extent or in a manner not permitted under the 1940 Act.

        3.     Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        4.     Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        5.     Invest in companies for the primary purpose of acquiring control or management thereof.

        6.     Purchase securities on margin. However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.     Sell securities short and write put and call options to an extent not permitted by the 1940 Act.

        8.     Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

        9.     Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.     Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.

        11.     Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this Statement of Additional Information, the 1940 Act permits the Fund to borrow money from banks provided that it maintains asset coverage of at least 300%.)

        The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.     The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

        2.     The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

        3.     In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”). If the Board of Trustees of the Trust determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

        The Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

INVESTMENT OBJECTIVE

        The Fund’s investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of micro cap companies. The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of micro cap companies. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Considerations Respecting the Fund’s Principal Investment Strategy

        Because the Fund intends to invest mainly in common stocks of micro cap companies, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

        Investments in micro cap companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Further, relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Moreover, such companies may be unable to compete with larger companies, which have more resources. Lastly, such companies may not have access to adequate financing resulting in a higher risk of insolvency.

        Relative to large companies, equity securities of micro cap companies are generally thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Considerations Respecting the Fund’s Non-Principal Investment Strategies

        Illiquid Securities

        The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to Lotsoff Capital Management, the Fund’s investment adviser (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Board of Trustees.

        Short Sales

        The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

        Borrowing

        The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Fund’s net assets at the time of borrowing. For example the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets. As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

        Rights and Warrants

        The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Money Market Instruments

        The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

        The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

        Futures Contracts and Options Thereon

        The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may not invest more than 20% of its assets in stock index futures contracts.

        Some futures and options strategies tend to hedge the Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When the Fund purchases or sells a stock index futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

        Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

PORTFOLIO TURNOVER

        The portfolio turnover rate of the Fund may vary significantly from year to year, but as indicated in the Prospectus it is anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not significantly exceed 100%. A turnover rate of 100% or more would result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian.

        The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolios on a daily basis. For example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolios unless specifically authorized by the Fund.

Rating and Ranking Organizations.

        The Fund may provide their entire portfolio to the following rating and ranking organizations:

U.S. Bancorp Fund Services, LLC Morningstar, Inc. Lipper, Inc. Standard & Poor's Ratings Group Bloomberg L.P.

        The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

        The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Availability of Information.

        The Fund publishes its top ten positions at the end of each calendar quarter in the Fund’s Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-877-568-7633.

MANAGEMENT

Management Information

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Fund is the only fund in the “Fund Complex” as defined in the 1940 Act. The name, age, address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Non-Interested Trustees
Margaret A. Cartier, CPA	Trustee	Served since 2003	Sole proprietor of Margaret	None
c/o Lotsoff Capital			Cartier, CPA (provider of
Management Equity Trust			financial advisory services)
20 North Clark Street			since January 2003; Managing
34th Floor			Director of American Express
Chicago, Illinois 60602			Tax and Business Services from
Age: 59			1999 to January 2003; and
Partner at Altschuler, Melvoin
and Glasser LLP from 1971 to
2002.
Jack Forstadt	Trustee	Served since 2003	Adjunct Professor at Lake	None
c/o Lotsoff Capital			Forest Graduate School of
Management Equity Trust			Management since 2000; and a
20 North Clark Street			Member and a Partner at
34th Floor			PricewaterhouseCoopers from
Chicago, Illinois 60602			1967 to 2000.
Age: 59
DeVerille A. Huston	Trustee	Served since 2004	Partner, Sidley Austin Brown &	None
c/o Lotsoff Capital			Wood; retired July 15, 2002.
Management Equity Trust
20 North Clark Street
34th Floor
Chicago, Illinois 60602
Age: 57

Interested Trustees and Officers

Seymour N. Lotsoff, CFA	President and	Served since 2003	Chief Executive Officer of the	None
20 North Clark Street	Trustee		Adviser since 1981.
34th Floor
Chicago, Illinois 60602
Age: 67
Margaret M. Baer	Secretary,	Served since 2003	Managing Director and Chief	None
20 North Clark Street	Treasurer and		Administrative Officer of the
34th Floor	Trustee		Adviser since 1992.
Chicago, Illinois 60602
Age: 37
Donna J. Noble	Chief	Served since 2004	Compliance Officer for	N/A
20 North Clark Street	Compliance		Lotsoff Capital Management
34th Floor	Officer		since 2004; Vice President
Chicago, Illinois 60602			& Compliance Manager for
Age: 34			Goldman Sachs Asset
Management from 2001-2004;
Senior Compliance Manager
for Banc One Securities
Corporation from 1997-2001.

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Mr. Lotsoff and Ms. Baer are considered interested Trustees of the Trust within the meaning of the 1940 Act because of their affiliation with the Adviser.

Audit Committee

         The Trust’s Board of Trustees has created an audit committee whose members consist of Ms. Cartier, Mr. Forstadt and Ms. Huston, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The audit committee met 1 time during the fiscal year ended September 30, 2004.

        The Trust’s Board of Trustees has no other committees.

Compensation

        The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $2,000 and a fee of $250 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal period ending September 30, 2004 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust Paid to Trustees
Non-Interested Trustees
Margaret A. Cartier	$3,000	$3,000
Jack Forstadt	$3,000	$3,000
DeVerille A. Huston	$1,500	$1,500
Carleton D. Pearl (1)	$1,250	$1,250
Interested Trustees
Seymour N. Lotsoff	$0	$0
Margaret M. Baer	$0	$0

(1)	Mr. Pearl resigned as a Trustee in February 2004.

Proxy Voting Policy

        Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

        The Trust has delegated proxy voting decisions on securities held in the Fund’s portfolio to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures. The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Fund’s investments. The Adviser will likely vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Fund.

        The Adviser’s proxy coordinator will review each proxy proposal on a case-by-case basis to determine the issues presented in the proxy. The proxy will then be marked for vote consistent with the Adviser’s professional investment judgment as to what will best benefit the financial and economic interests of the Fund. The discussion that follows sets forth the Adviser’s proxy voting policies and procedures regarding specific types of proposals.

        Proposals Respecting Business Operations. Generally, the Adviser will vote proxies in favor of proposals that are standard and involve necessary aspects of business operations unless the Adviser’s analysis of the proposal indicates that the proposal is not in the best interests of the Fund as a shareholder of the company. Among factors that the Adviser will consider in reviewing these proposals include the financial performance of the company, the attendance and independence of the company’s board members and committees and the company’s enforcement of strict accounting practices. By way of example, proposals respecting standard business operations include the following:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors' indemnification and liability;

•	Increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interests; and

•	Employee stock purchase or ownership plans.

        Proposals Respecting Changes in Status. The Adviser will vote proxies on proposals that change the status of the company, its individual securities or the ownership status of the securities in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund. By way of example, proposals respecting changes in status include the following:

•	Mergers, acquisitions, restructurings;

•	Reincorporations; and

•	Changes in capitalization.

        Proposals Respecting Shareholder Democracy. Generally, the Adviser will vote proxies against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. By way of example, this would include proposals endorsing or facilitating:

•	Increased indemnification protections for directors or officers;

•	Certain Supermajority Requirements;

•	Unequal voting rights;

•	Classified boards;

•	Cumulative voting;

•	Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interests; and

•	Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders.

        Generally, the Adviser will vote proxies in favor of any proposal that maintains or expands shareholder democracy. By way of example, this would include proposals that require:

•	Annual elections;

•	Independent directors;

•	Confidential voting; and

•	Shareholder approval for:

•	Adoption or retention of “poison pills” or golden parachutes;

•	Elimination of cumulative voting or preemptive rights; or

•	Reclassification of company boards.

        Proposals Respecting Compensation. The Adviser will vote proxies on proposals respecting compensation in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund. The Adviser believes that reasonable compensation is appropriate for directors, executives and employees, and that compensation should be used to align the interests of the involved parties with the long-term financial success of the company, but that compensation should not be excessive. Among the factors that the Adviser will consider are the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.

        Proposals Respecting Social, Environmental and Other Such Matters. The Adviser will vote proxies on proposals respecting social, environmental and issues of conscience impacting the business conduct of a company in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund.

        If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser, the Fund’s distributor or any affiliate of the Fund, the Adviser or the Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Fund; (iii) fully disclose the material facts regarding the conflict and seek the Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Fund and not the product of any material conflict.

Code of Ethics

        Each of the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Investment Advisory Agreement

        In approving the investment advisory agreement for the Fund (the “Advisory Agreement”), the Board of Trustees considered a number of factors including, but not limited to, the following:

•	the Adviser's experience in managing accounts with similar investment objectives;

•	the Fund's pro forma expense ratio;

•	the nature and the quality of the services offered by the Adviser; and

•	the reasonableness of the compensation payable to the Adviser.

        Based upon its review, the Board of Trustees concluded that it would be in the best interest of the Fund to enter into the Advisory Agreement with the Adviser. The following determinations were key in making this conclusion: (1) the Adviser has the capabilities, resources and personnel necessary to manage the Fund effectively; and (2) based on the services the Adviser is required to render under the Advisory Agreement, the compensation payable to the Adviser is fair and reasonable.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Dollar Range of Trustee Share Ownership

        The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2004.

Name of Director	Dollar Range of Equity Securities in the Fund*
Non-Interested Trustees of the Fund:
Margaret A. Cartier	______
Jack Forstadt	______
DeVerille A. Huston	______

Interested Trustees of the Fund:
Seymour N. Lotsoff	______
Margaret M. Baer	______
* There is no applicable "family of investment companies" as this term is defined in the Act.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        Set forth below are the names and addresses of all holders of the Fund’s shares who as of November 29, 2004 beneficially owned more than 5% of the Fund’s then outstanding shares.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
GE Financial Trust Company	4,882,077	99.2%
FBO Omnibus GE Private Asset Management, Inc.
3200 North Central
Phoenix, Arizona 85012

        GE Financial Trust Company, which was organized under the laws of the state of Arizona, controls the Fund and the Trust since it owns sufficient shares of the Fund to approve or disapprove all matters brought before shareholders of the Trust, including the election of Trustees of the Trust. A significant redemption by GE Financial Trust Company could affect the Fund's liquidity and the future viability of the Fund. GE Financial Trust Company is a registered investment advisor providing advisory services to a variety of individual and institutional clients. The Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Fund at any time.

        The Trust does not control any person. As of November 29, 2004, all officers and Trustees of the Fund beneficially owned less than 1% of the Fund as a group.

THE ADVISER AND THE ADMINISTRATOR

The Adviser

        The Adviser, Lotsoff Capital Management, is the investment adviser to the Fund. Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu are each senior partners of the Adviser and collectively control the Adviser. Mr. Lotsoff’s positions with the Trust are described above under the caption “Management – Management Information”. Messrs. Levey and Bossu are not employees, officers or Trustees of the Trust.

        Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and Trustees of the Fund (except the fees paid to non-interested Trustees) and will bear all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund’s Service and Distribution Plan, if any. For the foregoing, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.95%.

        The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or Trustees having custody of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The Adviser is contractually obligated to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        The Advisory Agreement will remain in effect for two (2) years and thereafter shall continue in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        For services provided by the Adviser under the Advisory Agreement for the fiscal year ended September 30, 2004, the Fund paid the Adviser fees of $376,956.

The Administrator, Fund Accountant and Transfer Agent

        UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Fund, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Fund. UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Fund’s books and records, maintaining all general ledger accounts and related subledgers; overseeing the Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for the Fund based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

        For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $90,000, plus out-of-pocket expenses.

        The Administration Agreement provides that UMBFS shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

        For administration and fund accounting services provided by UMBFS under the Administration Agreement for the fiscal year ended September 30, 2004, the Fund paid UMBFS fees of $63,463.

        UMBFS also acts as the Fund Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee per fund, per month of $1,500.

        UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent of the Fund’s custodian.

Custodian

        UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities. The Fund pays a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $500 per month minimum fee per fund.

Distributor

        UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Avenue, Suite A, Milwaukee, Wisconsin 53233 acts as distributor for the Fund. The Distributor shall offer shares of the Fund on a continuous basis, review advertisements and act as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.

        For services provided by the Distributor for the fiscal year ended September 30, 2004, the Fund paid no fees to the Distributor.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

        Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices that include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

        During the fiscal year ended September 30, 2004, the Fund paid brokerage commissions of $336,742 on transactions having a market value of $96,435,486. All of the brokers to whom commissions were paid provided research services to the Adviser.

NET ASSET VALUE

        The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        The Fund’s net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        In determining the net asset value of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

        Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

        The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

TAXES

General

        The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

        If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

        Net investment income includes interest and dividend income, less expenses. Dividends from the Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, dividends from the Fund’s net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Back-up Withholding

        Federal law requires the Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

        The Trust will issue new shares at its most current net asset value. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows:

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1.        This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.        Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3.        Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202-3824, has been selected to serve as the Fund’s independent registered public accounting firm, whose services include auditing the Fund’s financial statements.

PART C

OTHER INFORMATION

Item 22.    Exhibits

(a)	(1)	Certificate of Trust. (1)

(2)	Agreement and Declaration of Trust. (1)

(b)	Bylaws. (1)

(c)	See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement with Lotsoff Capital Management. (2)

(e)	Distribution Agreement with UMB Distribution Services, LLC. (2)

(f)	None.

(g)	Custodian Agreement with UMB Bank, n.a. (2)

(h)	(1)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (2)

(2)	Transfer Agency Agreement with UMB Fund Services, Inc. (2)

(i)	Opinion of Foley & Lardner LLP.

(j)	Consent of Deloitte & Touche LLP.

(k)	None.

(l)	Form of Subscription Agreement. (1)

(m)	None.

(n)	None.

(p)	(i)	Code of Ethics of Registrant.

(ii)	Code of Ethics of Lotsoff Capital Management.

    (1)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on August 29, 2003 and its accession number is 0000897069-03-000985.

    (2)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on October 30, 2003 and its accession number is 0000897069-03-001284.

Item 23.    Persons Controlled by or under Common Control with Registrant

        Registrant is controlled by GE Financial Trust Company, FBO Omnibus GE Private Asset Management, Inc. Information respecting GE Financial Trust Company is incorporated herein by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. Registrant neither controls any person nor is any person under common control with Registrant.

Item 24.    Indemnification

        Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 25.    Business and Other Connections of Investment Adviser

        Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 26.    Principal Underwriters

        (a)        UMB Distribution Services, LLC currently serves as the principal underwriter of the shares of Columbus Funds, Inc., SPARX Funds Trust, Lend Lease Funds, The Marsico Investment Fund, Green Century Funds, and UMB Scout Funds.

        (b)        The principal business address of UMB Distribution Services, LLC, the Registrant’s distributor, is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. To the best of the Registrant’s knowledge, the following are the members and officers of UMB Distribution Services, LLC:

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Fund
Peter Hammond	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary	None

        (c)        The total commissions and other compensation received by UMB Distribution Services, LLC, directly or indirectly, from the Registrant during the fiscal year ended September 30, 2004 is as follows:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$0

Item 27.    Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of: UMB Fund Services, Inc., the Registrant’s administrator, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53223-2301; UMB Distribution Services, LLC, the Registrant’s distributor, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53223-2301; and UMB Bank, n.a., the Registrant’s custodian, 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106.

Item 28.    Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 29.    Undertakings

        Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 24th day of November, 2004.

LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST
(Registrant)
By: /s/ Seymour N. Lotsoff
Seymour N. Lotsoff, President

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Seymour N. Lotsoff	President (Principal Executive Officer)	November 24, 2004
Seymour N. Lotsoff	and Trustee
/s/ Margaret A. Cartier	Trustee	November 28, 2004
Margaret A. Cartier
/s/ Jack Forstadt	Trustee	November 30, 2004
Jack Forstadt
/s/ DeVerille A. Huston	Trustee	November 26, 2004
DeVerille A. Huston
/s/ Margaret M. Baer	Secretary, Treasurer (Principal Financial	November 23, 2004
Margaret M. Baer	and Accounting Officer) and Trustee

Signature Page

EXHIBIT INDEX

Exhibit No.	Exhibit

(a)	(1)	Certificate of Trust. *

(2)	Agreement and Declaration of Trust. *

(b)	Bylaws. *

(c)	See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement with Lotsoff Capital Management. *

(e)	Distribution Agreement with UMB Distribution Services, LLC. *

(f)	None.

(g)	Custodian Agreement with UMB Bank, n.a. *

(h)	(1)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc. *

(2)	Transfer Agency Agreement with UMB Fund Services, Inc. *

(i)	Opinion of Foley & Lardner LLP.

(j)	Consent of Deloitte & Touche LLP.

(k)	None.

(l)	Form of Subscription Agreement. *

(m)	None.

(n)	None.

(p)	(i)	Code of Ethics of Registrant.

(p)	(ii)	Code of Ethics Lotsoff Capital Management.

* Incorporated by reference.